UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 6, 2021

MACOM Technology Solutions Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-35451	27-0306875
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 Chelmsford Street Lowell, Massachusetts	01851
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (978) 656-2500
Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, par value $0.001 per share	MTSI	Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 1.01 Entry into a Material Definitive Agreement

On April 6, 2021, MACOM Technology Solutions Holdings, Inc. (the “Company”) issued $50 million aggregate principal amount of the Company’s 0.250% Convertible Senior Notes due 2026 (the “Additional Notes”), pursuant to an indenture dated as of March 25, 2021 with U.S. Bank National Association, as trustee. The Additional Notes were issued and sold to Barclays Capital Inc. (the “Initial Purchaser”) pursuant to the option to purchase the Additional Notes granted by the Company to the Initial Purchaser under the terms of a purchase agreement, dated as of March 22, 2021 (the “Purchase Agreement”).

The Additional Notes have the same terms as the Company’s 0.250% Convertible Senior Notes due 2026 that were issued on March 25, 2021, as described in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on March 25, 2021 (the “Notes Form 8-K”).

The information set forth in Item 1.01 of the Notes Form 8-K under the heading “Note Issuance” is incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information set forth under Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities

The information set forth under Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

The Company offered and sold the Additional Notes to the Initial Purchaser in a private placement in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), for resale by such Initial Purchaser to “qualified institutional buyers” pursuant to the exemption from registration provided by Rule 144A under the Securities Act. None of the Additional Notes or the underlying shares of the Company’s common stock (“Common Stock”) (if the Company elects to settle conversions of the Notes through delivery of shares of Common Stock) have been registered under the Securities Act or may be offered or sold in the United States absent registration or an applicable exemption from registration requirements.

Special Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements based on the Company’s management’s beliefs and assumptions and on information currently available to our management. These forward-looking statements include, among others, statements about the convertible senior notes.

These forward-looking statements reflect the Company’s current views about future events and are subject to risks, uncertainties, assumptions and changes in circumstances that may cause those events or our actual activities or results to differ materially from those indicated by the forward-looking statements, including potential changes in market conditions and those other factors described in "Risk Factors" in the Company’s filings with the Securities and Exchange Commission (“SEC”), including its Annual Report on Form 10-K, its Quarterly Reports on Form 10-Q and other filings with the SEC. These forward-looking statements speak only as of the date of this Current Report on Form 8-K, and the Company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

Item 8.01. Other Events.

On April 6, 2021, the Company issued a press release announcing that in connection with its previously announced offering of the Notes, the initial purchaser exercised its option to purchase $50.0 million aggregate principal amount of Additional Notes. A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
99.1	Press release dated April 7, 2021 regarding exercise of option to purchase additional notes
104	Cover Page Interactive Data File (formatted in Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MACOM TECHNOLOGY SOLUTIONS HOLDINGS, INC.

Dated: April 7, 2021	By:	/s/ Ambra R. Roth
	Name:	Ambra R. Roth
	Title:	Senior Vice President, General Counsel, Human Resources and Secretary